Exhibit 99.1

MATEON THERAPEUTICS CLOSES $2.0 MILLION FINANCING

AGOURA HILLS, Calif., July 27, 2020 (GLOBE NEWSWIRE) — Mateon Therapeutics (OTC.QB: MATN) announced the closing of the 1st tranche of financing related to the Mateon operations and spinoff of its EdgePoint AI, Inc. (“EdgePoint”, a Delaware Corporation and a division of Mateon).

JH Darbie & Co., Inc. is acting as the exclusive placement agent for the Offering. The Offering consists of a minimum of 40 units on a best effort all or none basis and a maximum of up to 100 units on a best effort basis at a price per unit of $50,000 (the “Units”). This initial closing is for the sale of 40 Units. Each Unit allows the Unit holder to purchase 25,000 shares of the Common Stock of EdgePoint (Mateon’s artificial intelligence (“AI”) division) and one note issued by Mateon (the “Note”). Each Note is convertible into up to 25,000 shares of EdgePoint’s Common Stock (conversion price $1.00 per share) or up to 138,889 shares of Mateon’s Common Stock (conversion price $0.18 per share). Each Unit also consists of 100,000 warrants (the “Warrants”), 50,000 Warrants, each to purchase one share of EdgePoint’s Common Stock at $1.00 per share, and 50,000 Warrants, each to purchase one share of Mateon’s Common Stock at $0.20 per share.

The full exercise of the warrants will bring in an additional $2.0 million for EdgePoint and $0.4 million for Mateon. Mateon will be registering, with the Securities and Exchange Commission, for the spinoff of EdgePoint, as a publicly traded AI powered blockchain technology company. Early investors in EdgePoint include Silicon Valley veteran Balaji Baktha.

“The spinoff of EdgePoint AI is part of our continuing effort at unlocking the value within Mateon,” said Dr. Vuong Trieu, CEO of Mateon. “This financing establishes a strong investor base for EdgePoint AI in preparation for its IPO as a fully independent AI technology company. Recent IPOs of AI technology companies been highly successful and we will be working diligently to ensure the success of EdgePoint AI.”

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein in any manner. There shall not be any offer, solicitation of an offer to buy, or sale of securities in any state or jurisdiction in which such an offering, solicitation, or sale would be unlawful prior to registration or qualification in accordance with the securities laws of any such state or jurisdiction.

About EdgePoint AI

EdgePoint was established in order to advance the company’s revolutionary cluster-computer platform for AI that processes machine learning models at a fraction of the power and budget of mainstream computing in pharmaceutical manufacturing. EdgePoint is composed of a team of executives with pharmaceutical drug development, Good Manufacturing Practices manufacturing and deep AI knowledge. The company’s technology solution “TrustPoint” provides an AI computing platform for pharmaceutical and healthcare verticals including blockchain support for manufacturing and clinical trials where data integrity and security are of utmost importance. The TrustPoint Vision Fabric utilizes AI/blockchain systems to streamline manufacturing and clinical operations. The system works by continually monitoring manufacturing operations and automatically documenting specific activities that reduces or eliminates manual documentation and verification activities. Data from the system is stored in blockchain ledgers to capture information in a form that is immutable, auditable and secure. The process of automatically logging transactions in blockchain records is expected to improve data integrity which has been intense focus for worldwide regulatory agencies.

EdgePoint AI vision camera grid also encompasses a contact tracing application to monitor the spread of COVID-19 indoors. TracePoint is an upgrade to the EdgePoint manufacturing grid to track contact between workers. The machine vision AI can help enforce social distancing and contact tracing. Mateon’s patented AI camera grid system is similar in scope and features to Amazon’s but at a fraction of the cost making it affordable for Contract Development Manufacturing Organizations (CDMOs). Amazon’s vision grid has been deployed in their autonomous retail chain Amazon-Go, to track shoppers, which was recently adapted to track contact between workers in warehouses. TracePoint identifies workers who came in contact with a sick coworker and alert operational staff to take actions defined in standard operational procedures. Procedures may include quarantine for exposed workers and deep disinfection of surfaces exposed to the virus. This ensures safety, while maintaining cost, by avoiding a plant wide disinfection. The TracePoint system includes Fever Camera System to continuously measure the body temperature of personnel at a fraction of the cost of commercial infrared cameras.

Contact tracing and fever monitoring is an upgrade to Mateon’s AI camera grid system which is being deployed to track men and materials in drug manufacturing to streamline GMP manufacturing. Mateon deployments are in collaboration with its partners, IBM and Meridian IT. The company plans to work with health agencies to explore ways to integrate the recently announced Apple-Google mobile apps for contact tracing for keeping drug manufacturing lines pristine. The machine generated data from the AI vision grid will be stored in a blockchain ledger, to ensure data integrity, immutability and auditability. The platform has broad application potential across virtually all types of enclosed high traffic areas, including hospitals, nursing homes and grocery stores.

About Mateon Therapeutics

Mateon was created by the recent reverse merger with Oncotelic which became a wholly owned subsidiary of Mateon Therapeutics Inc. (OTC.QB:MATN) creating an immuno-oncology company dedicated to the development of first in class RNA therapeutics as well as small molecule drugs against cancer. OT-101, the lead immuno-oncology drug candidate of Mateon/Oncotelic, is a first-in-class anti-TGF-βRNA therapeutic that exhibited single agent activity in some relapsed/refractory cancer patients in clinical trial settings. Mateon/Oncotelic is seeking to leverage its deep expertise in oncology drug development to improve treatment outcomes and survival of cancer patients with a special emphasis on pediatric cancer patients. Mateon has rare pediatric designation for DIPG (CA4P) and melanoma (CA4P). For more information, please visit www.oncotelic.com and www.mateon.com.

Mateon’s Cautionary Note on Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. Words such as “may”, “expect”, “anticipate”, “hope”, “vision”, “optimism”, “design”, “exciting”, “promising”, “will”, “conviction”, “estimate”, “intend”, “believe”, “quest for a cure of cancer”, “innovation-driven”, “paradigm-shift”, “high scientific merit”, “impact potential” and similar expressions are intended to identify forward-looking statements. Forward-looking statements contained in this press release include, but are not limited to, statements about future plans, the progress, timing, clinical development, scope and success of future clinical trials, the reporting of clinical data for the company’s product candidates and the potential use of the company’s product candidates to treat various cancer indications. Each of these forward-looking statements involves risks and uncertainties and actual results may differ materially from these forward-looking statements. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during preclinical or clinical studies, clinical trial site activation or enrollment rates that are lower than expected, changes in expected or existing competition, changes in the regulatory environment, failure of collaborators to support or advance collaborations or product candidates and unexpected litigation or other disputes. These risks are not exhaustive, the company faces known and unknown risks, including the risk factors described in the company’s annual report on Form 10-K filed with the SEC on April 10, 2019 and in the company’s other periodic filings. Forward-looking statements are based on expectations and assumptions as of the date of this press release. Except as required by law, the company does not assume any obligation to update forward-looking statements contained herein to reflect any change in expectations, whether as a result of new information future events, or otherwise.

Contact Information:

For Mateon Therapeutics, Inc.:

Amit Shah

ashah@oncotelic.com